Exhibit 10.5

DEBT RESTRUCTURING AGREEMENT

     DEBT RESTRUCTURING AGREEMENT (this “Agreement”) dated as of June 8, 2014, made by and among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (“GQM”), GOLDEN QUEEN MINING CO., INC., a California corporation (“GQMCA”), (GQM and GQMCA are herein collectively referred to as the “Obligors”), CLAY FAMILY 2009 IRREVOCABLE TRUST, DATED APRIL 14, 2009 (the “Clay 2009 Trust”) and HARRIS CLAY, an individual (the Clay 2009 Trust and Harris Clay are herein collectively referred to as the “Lenders”).

     WHEREAS, GQM, GQMCA and the Clay 2009 Trust are parties to a certain Loan Agreement dated as of January 1, 2014 (the “LTC Loan Agreement”), and the Clay 2009 Trust is the holder of a certain Promissory Note dated as of December 31, 2013 (the “LTC Note”) issued pursuant to the LTC Loan Agreement;

     WHEREAS, GQM, GQMCA and Harris Clay are parties to a certain Loan Agreement dated as of January 1, 2014 (the “HC Loan Agreement”), and Harris Clay is the holder of a certain Promissory Note dated December 31, 2013 (the “HC Note”) issued pursuant to the HC Loan Agreement (the LTC Loan Agreement, the HC Loan Agreement, the LTC Note and the HC Note are herein collectively referred to as the “Loan Instruments”);

     WHEREAS, GQM, GQMCA, Auvergne, LLC, Gauss Holdings LLC and Gauss LLC are parties to a certain Transaction Agreement of even date herewith (the “Transaction Agreement”);

     WHEREAS, prior to the Closing GQM will form a wholly owned subsidiary, Golden Queen Holdings, Inc., a California corporation (“GQMCA Holdco”);

     WHEREAS, GQM and GQMCA have requested that the Lenders amend the Loan Instruments in connection with the transactions contemplated by the Transaction Agreement (the “Transactions”), and the Lenders are willing to do so upon the terms and subject to conditions of this Agreement, including, without limitation, the consummation of the Transactions.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
CLOSING

     Section 1.1.     Closing. The completion and consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Weil, Gotshall & Manges LLP, 767 Fifth Avenue, New York, New York 10153 on the date of the “Closing” under and as defined in the Transaction Agreement. The date on which the Closing hereunder actually occurs is referred to herein as the “Closing Date”.

     Section 1.2.     Closing Deliverables by the Obligors. Subject to the conditions of this Agreement, at the Closing GQM and GQMCA shall deliver to the Lenders the following:

          (a)     An amendment to the LTC Loan Agreement substantially in the form of Exhibit A attached hereto (the “LTC Loan Amendment”), duly executed by each of GQM, GQMCA and GQMCA Holdco;

          (b)     An amendment and restatement of the LTC Note, substantially in the form of Exhibit B attached hereto (the “Amended LTC Note”), duly executed by GQM;

          (c)     An amendment to the HC Loan Agreement, substantially in the form of Exhibit C attached hereto (the “HC Loan Amendment”), duly executed by each of GQM, GQMCA and GQMCA Holdco;

          (d)     An amendment and restatement of the HC Note, substantially in the form of Exhibit D attached hereto (the “Amended HC Note”), duly executed by GQM;

          (e)     Certified copies of the resolutions duly adopted by the Board of Directors (or similar managing body) of each of GQM, GQMCA and GQMCA Holdco, authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and

          (f)     A certificate of the Chief Executive Officer of each of GQM, GQMCA and GQMCA Holdco, certifying that the conditions specified in Section 2.1 hereof have been satisfied.

     Section 1.3.     Closing Deliverables by the Lenders. Subject to the conditions of this Agreement, at the Closing the Lenders shall deliver to the Obligors the following (a) The LTC Loan Amendment and the Amended LTC Note, duly executed by the Clay 2009 Trust; and (b) The HC Loan Amendment and the Amended HC Note, duly executed by Harris Clay.

     ARTICLE II
CONDITIONS PRECEDENT

     Section 2.1.     Conditions to the Obligations of the Lenders. The obligation of the Lenders to enter into and consummate the Closing are subject to the satisfaction (or waiver by the Lenders) on or prior to the Closing Date of the following conditions:

          (a)     The Transactions shall have been consummated in full in accordance with the Transaction Agreement (i) without any amendment to the Transaction Agreement after the date hereof, and (ii) without any waiver of any of the conditions precedent set forth in Sections 5.1 and 5.2 of the Transaction Agreement, except, with respect to each of the foregoing clauses (i) and (ii), with the consent of the Lenders; and

          (b)     The deliverables set forth in Section 1.2 hereof shall have been delivered. Section

     2.2.     Conditions to the Obligations of the Obligors. The obligation of the Obligors to enter into and consummate the Closing are subject to the satisfaction (or the waiver by the Obligors) on or prior to the Closing Date of the following conditions:

          (a)     The Transactions shall have been consummated in full in accordance with the Transaction Agreement; and

          (b)     The deliverables set forth in Section 1.3 hereof shall have been delivered.

     ARTICLE III
TERMINATION

     Section 3.1.     Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date: (a) By the unanimous written consent of the parties; or (b) By the Lenders if the Transaction Agreement has been terminated or the Transactions shall not have been consummated on or before December 31, 2014.

     Section 3.2.     Effect of Termination. In the event of the termination of this Agreement as provided in Section 3.1, the party terminating this Agreement shall give written notice thereof to the other parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forwith become null and void (other than this Section 3.2, Section 3.3 and Article IV, all of which shall survive termination of this Agreement), and there shall be no liability on the part of the parties or their respective, directors, officers and affiliates, except as provided in Section 3.3.

     Section 3.3.     Fees and Expenses. Whether or not the transactions contemplated by this Agreement and the Transactions are consummated, all fees and expenses incurred by any party hereto with respect to this Agreement shall be paid by GQM.

     ARTICLE IV
MISCELLANEOUS

Section 4.1.     Amendments; Waivers; Etc.

          (a)     At any time prior to the Closing Date, this Agreement may be amended or supplemented in any and all respects by written agreement of the parties.

          (b)     At any time prior to the Closing Date, any party may (i) extend the time for the performance of any of the obligations or acts of any other party hereto, (ii) waive compliance by any other party with any of the agreements contained herein or (iii) waive any of such party’s conditions. No failure or delay by the parties in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     Section 4.2.     Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any purported assignment not permitted under this Section shall be null and void.

     Section 4.3.     Entire Agreement. This Agreement, the Exhibits hereto and the Transaction Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

     Section 4.4.     No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties (and their respective successors and permitted assigns) any right or remedy of any nature whatsoever under or by reason of this Agreement.

     Section 4.5.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

     Section 4.6.     Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action or cause of action arising out of or based upon this Agreement or the subject matter hereof, whether now existing or hereafter arising and whether sounding in tort or contract or otherwise.

     Section 4.7.     Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 4.8.     Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, telecopy faxed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Obligors, to:

Golden Queen Mining Co. Ltd.
6411 Imperial Avenue
West Vancouver, British Columbia, Canada V7W 2J5
Attention: H. Lutz Klingmann (President) and Andree St. Germain (Chief Financial Officer)
Email:	lklingmann@goldenqueen.com and
astgermain@goldengueen.com

with copies (which shall not constitute notice) to:

Morton Law LLP
1200 - 750 West Pender Street
Vancouver, British Columbia
Canada, V6C 2T8
Attention: Edward L. Mayerhofer, Esq.
Email:	elm@mortonlaw.ca
Fax:	(604) 681-9652

and

Dorsey & Whitney LLP
1400 Wewatta Street, Suite 400
Denver, CO 80202
Attention: Kenneth Sam, Esq.
Email:	sam.kenneth@dorsey.com
Fax:	(303) 629-3450

If to the Lenders, to:

c/o East Hill Management Company
10 Memorial Drive
Suite 902
Providence, RI 02903
Fax: (401) 490-0749

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: William A. Levine, Esq.
Fax: (617) 338-2880

or such other address or telecopy fax number as such party may hereafter specify by like notice to the other parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 P.M. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     IN WITNESS WHEREOF, the parties have caused this Debt Restructuring Agreement to be duly executed and delivered as of the date first above written.

GOLDEN QUEEN MINING CO. LTD.		CLAY FAMILY 2009 IRREVOCABLE TRUST

By:	/s/ H. Lutz Klingmann	By:	/s/ Thomas M. Clay
	Name: H. Lutz Klingmann		Name: Thomas M. Clay
	Title: President and Chief Executive Officer		Title: Trustee

GOLDEN QUEEN MINING COMPANY, INC.

By:	/s/ H. Lutz Klingmann		/s/ Harris Clay
	Name: H. Lutz Klingmann	HARRIS CLAY
Title: President

(Signature Page to Debt Restructuring Agreement)

EXHIBIT A

AGREEMENT AND AMENDMENT NO. 1
TO LOAN AGREEMENT

     This AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT, dated as of ____________ __, 2014 (this “Amendment”), is among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the “Borrower”), GOLDEN QUEEN MINING CO., INC., a California corporation (“GQMCA”), GOLDEN QUEEN HOLDINGS, INC., a California corporation (“GQMCA Holdco”), and CLAY FAMILY 2009 IRREVOCABLE TRUST, DATED APRIL 14, 2009 (the “Lender”). All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Loan Agreement (as defined below).

     WHEREAS, the Borrower, GQMCA and the Lender are parties to that certain Loan Agreement dated as of January 1, 2014 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender advanced the Principal Amount to the Borrower and the Borrower issued its Promissory Note to the Lender;

WHEREAS, the Borrower has requested that the Lender amend the Loan Agreement as set forth herein in connection with the closing of the transactions referred to in that certain Transaction Agreement dated as of _______ __, 2014, among the Borrower, GQMCA, Auvergne, LLC, Gauss Holdings LLC and Gauss LLC.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Amendments to the Loan Agreement.

          1.1 The Preamble to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“THIS AGREEMENT is made effective this 1st day of January, 2014

AMONG:

     GOLDEN QUEEN MINING CO. LTD., a corporation existing under the laws of the Province of British Columbia with an address at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5

     (the “Borrower”)

AND:

     GOLDEN QUEEN MINING CO., INC., a corporation existing under the laws of the State of California, with an address at 15772 K Street, Mojave, California 93501

     (“GQMCA”)

AND:

     Golden Queen Holdings, Inc., a corporation existing under the laws of the State of California, with an address at 15772 K Street, Mojave, California, 93501

     (the “Guarantor”)

AND:

     CLAY FAMILY 2099 IRREVOCABLE TRUST, DATED APRIL 14, 2009, a trust having an address at 10 Memorial Blvd., Suite 902, Providence, Rhode Island, 02903

     (the “Lender”)

          1.2     All references in the Loan Agreement to the “Guarantor” shall be references to Golden Queen Holdings, Inc., and not to Golden Queen Mining Co., Inc.

          1.3     Section 1(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(e) “Financing” means one or more financings by the Borrower where collectively the aggregate proceeds received by the Borrower itself are at least $15,000,000 in United States currency;”

          1.4     Section 4(a)(ii) is hereby amended and restated in its entirety to read as follows: “(ii) The first date on which proceeds of a Financing are received; and”

          1.5     Section 4(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “(b)     The Borrower may prepay all or part of the Loan in full at any time prior to the Maturity Date, provided that if the prepayment is made after July 1, 2014, the prepayment will be in the amount of 105% of the Principal Amount, plus accrued interest and other costs forming part of the Outstanding Balance.”

          1.6     Section 5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          “5. [Deleted]”.

          1.7     Section 9(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          “(b) [Deleted]”.

     2.     Guarantor. GQMCA Holdco hereby becomes the “Guarantor” under the Loan Agreement and assumes all of the obligations of the “Guarantor” thereunder. GQMCA is hereby released as “Guarantor” under the Loan Agreement.

     3.     Representations. The Borrower and the Guarantor, jointly and severally, hereby represent and warrant to the Lender as follows:

          (a)     no Event of Default, as described in Section 13 of the Loan Agreement, has occurred and is continuing as of the date hereof; and

          (b)     the representations and warranties contained in Section 10 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.

     4.     General. The foregoing amendments to the Loan Agreement are limited as provided herein and do not extend to other provisions of the Loan Agreement not specified herein or to any other matter. The Loan Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Amendment No. 1 to Loan Agreement as of the date first written above.

CLAY FAMILY 2009 IRREVOCABLE TRUST, DATED APRIL 14, 2009	GOLDEN QUEEN MINING CO. LTD.

Per:
THOMAS M. CLAY, Trustee		Authorized Signatory

GOLDEN QUEEN MINING CO., INC.

Per:
Authorized Signatory

GOLDEN QUEEN HOLDINGS, INC.

Per:
Authorized Signatory

[Amendment No. 1 to Loan Agreement]

EXHIBIT B

AMENDED AND RESTATED PROMISSORY NOTE

Date: _______, 2014
(originally dated December 31, 2013)	Vancouver, British Columbia

FOR VALUE RECEIVED, GOLDEN QUEEN MINING CO. LTD. (the "Borrower"), promises to pay to the order of Clay Family 2009 Irrevocable Trust, dated April 14, 2009 (the "Lender") on or before December 31, 2014 (the "Maturity Date"), the sum of seven million five hundred thousand United States dollars (US$7,500,000) (the "Principal Amount") with interest thereon at the rate of 5% per annum, payable on the Maturity Date, provided that if the Principal Amount is repaid on a date that is less than 183 days prior to the Maturity Date, then the Borrower will instead pay to the Lender the amount of 105% of the Principal Amount plus interest on the Principal Amount at the rate of 5% per annum..

The Borrower hereby waives demand for payment and presentment hereof.

Time shall be of the essence. This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws of the Province of British Columbia.

This Note is issued by the Borrower pursuant to the terms of an Agreement and Amendment No. 1 to Loan Agreement between the Borrower and the Lender dated _________, 2014.

ACCEPTED:	GOLDEN QUEEN MINING CO. LTD.
(Borrower)
Clay Family 2009 Irrevocable Trust,
Dated April 14, 2009

Trustee	Signature of Borrower (or Authorized Signatory)

Print Name of Signature

Signature of Borrower (or its Authorized Signatory)
Witnessed by:

Signature of Witness

Print Name of Witness

EXHIBIT C

AGREEMENT AND AMENDMENT NO. 1
TO LOAN AGREEMENT

     This AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT, dated as of ____________ __, 2014 (this “Amendment”), is among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the “Borrower”), GOLDEN QUEEN MINING CO., INC., a California corporation (“GQMCA”), GOLDEN QUEEN HOLDINGS, INC., a California corporation (“GQMCA Holdco”), and HARRIS CLAY, an individual (the “Lender”). All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Loan Agreement (as defined below).

     WHEREAS, the Borrower, GQMCA and the Lender are parties to that certain Loan Agreement dated as of January 1, 2014 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender advanced the Principal Amount to the Borrower and the Borrower issued its Promissory Note to the Lender;

     WHEREAS, the Borrower has requested that the Lender amend the Loan Agreement as set forth herein in connection with the closing of the transactions referred to in that certain Transaction Agreement dated as of _______ __, 2014, among the Borrower, GQMCA, Auvergne, LLC, Gauss Holdings LLC and Gauss LLC.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Amendments to the Loan Agreement.

          1.1     The Preamble to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“THIS AGREEMENT is made effective this 1st day of January, 2014

AMONG:

     GOLDEN QUEEN MINING CO. LTD., a corporation existing under the laws of the Province of British Columbia with an address at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5

     (the “Borrower”)

AND:

     GOLDEN QUEEN MINING CO., INC., a corporation existing under the laws of the State of California, with an address at 15772 K Street, Mojave, California 93501

     (“GQMCA”)

AND:

     Golden Queen Holdings, Inc., a corporation existing under the laws of the State of California, with an address at 15772 K Street, Mojave, California, 93501

     (the “Guarantor”)

AND:

     HARRIS CLAY, an individual with an address at 933 Milledge Road, Augusta, GA 20904

     (the “Lender”)

          1.2     All references in the Loan Agreement to the “Guarantor” shall be references to Golden Queen Holdings, Inc., and not to Golden Queen Mining Co., Inc.

          1.3     Section 1(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “(e)      “Financing” means one or more financings by the Borrower where collectively the aggregate proceeds received by the Borrower itself are at least $15,000,000 in United States currency;”

          1.4     Section 4(a)(ii) is hereby amended and restated in its entirety to read as follows:

          “(ii) The first date on which proceeds of a Financing are received; and”

          1.5     Section 4(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “(b)     The Borrower may prepay all or part of the Loan in full at any time prior to the Maturity Date, provided that if the prepayment is made after July 1, 2014, the prepayment will be in the amount of 105% of the Principal Amount, plus accrued interest and other costs forming part of the Outstanding Balance.”

          1.6     Section 5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          “5. [Deleted]”.

          1.7     Section 9(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          “(b) [Deleted]”.

     2.     Guarantor. GQMCA Holdco hereby becomes the “Guarantor” under the Loan Agreement and assumes all of the obligations of the “Guarantor” thereunder. GQMCA is hereby released as “Guarantor” under the Loan Agreement.

     3.     Representations. The Borrower and the Guarantor, jointly and severally, hereby represent and warrant to the Lender as follows:

          (a)     no Event of Default, as described in Section 13 of the Loan Agreement, has occurred and is continuing as of the date hereof; and

          (b)     the representations and warranties contained in Section 10 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.

     4.     General. The foregoing amendments to the Loan Agreement are limited as provided herein and do not extend to other provisions of the Loan Agreement not specified herein or to any other matter. The Loan Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Amendment No. 1 to Loan Agreement as of the date first written above.

GOLDEN QUEEN MINING CO. LTD.

HARRIS CLAY	Per:
Authorized Signatory

GOLDEN QUEEN MINING CO., INC.

Per:
Authorized Signatory

GOLDEN QUEEN HOLDINGS, INC.

Per:
Authorized Signatory

[Amendment No. 1 to Loan Agreement]

EXHIBIT D

AMENDED AND RESTATED PROMISSORY NOTE

Date: _________, 2014
(originally dated December 31, 2013)	Vancouver, British Columbia

FOR VALUE RECEIVED, GOLDEN QUEEN MINING CO. LTD. (the "Borrower"), promises to pay to the order of Harris Clay (the "Lender") on or before December 31, 2014 (the "Maturity Date"), the sum of two million five hundred thousand United States dollars (US$2,500,000) (the "Principal Amount") with interest thereon at the rate of 5% per annum, payable on the Maturity Date, provided that if the Principal Amount is repaid on a date that is less than 183 days prior to the Maturity Date, then the Borrower will instead pay to the Lender the amount of 105% of the Principal Amount plus interest on the Principal Amount at the rate of 5% per annum..

The Borrower hereby waives demand for payment and presentment hereof.

Time shall be of the essence. This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws of the Province of British Columbia.

This Note is issued by the Borrower pursuant to the terms of an Agreement and Amendment No. 1 to Loan Agreement between the Borrower and the Lender dated __________, 2014.

ACCEPTED:	GOLDEN QUEEN MINING CO. LTD. (Borrower)

Harris Clay	Signature f Borrower (or Authorized Signatory)

Print Name of Signatory

Signature of Borrower (or its Authorized Signatory)
Witnessed by:

Signature of Witness

Print Name of Witness